Exhibit 99.1

FOR IMMEDIATE RELEASE

Mercury Computer Systems Completes Acquisition of KOR Electronics and Paragon Dynamics

CHELMSFORD, Mass. – December 30, 2011 – Mercury Computer Systems, Inc. (NASDAQ: MRCY, www.mc.com), a trusted provider of commercially developed application-ready ISR subsystems for defense prime contractors, today announced that it has completed its acquisition of KOR Electronics (KOR) and its wholly owned subsidiary, Paragon Dynamics, Inc. (PDI). The all-cash transaction closed on December 30, 2011.

For more information, visit mc.com/KOR.

About KOR Electronics

KOR Electronics is a leading supplier of system level solutions to the worldwide Defense and Intelligence communities. KOR is headquartered in Cypress, CA and with principal locations in Aurora, CO, and Rome, NY.

About Mercury Computer Systems, Inc. – Where Challenges Drive Innovation®

Mercury Computer Systems (www.mc.com, NASDAQ: MRCY) is a best-of-breed provider of open, commercially developed, application-ready, multi-INT subsystems for defense prime contractors. With more than 30 years of experience in embedded computing, superior domain expertise in radar, EW, EO/IR, C4I and sonar applications, and more than 300 successful program deployments including Aegis, Global Hawk and Predator, Mercury’s Services and Systems Integration (SSI) team leads the industry in partnering with customers to design and integrate system-level solutions that minimize program risk, maximize application portability and accelerate customers’ time to market.

Mercury is based in Chelmsford, Massachusetts, and serves customers worldwide through a broad network of direct sales offices, subsidiaries and distributors.

Forward-Looking Electronics Safe Harbor Statement

This press release contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the acquisition of KOR Electronics and the subsequent integration of, and the expected synergies from, the acquisition. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “probable, ”and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government’s interpretation of federal procurement rules and regulations, market acceptance of the Company’s products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and divestitures or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2011. The Company cautions readers not to

201 Riverneck Road, Chelmsford, Massachusetts 01824-2820 U.S.A. • +1 978.256.1300 • www.mc.com • twitter: @MRCY

Mercury Computer Systems Completes Acquisition of KOR Electronics and Paragon Dynamics, Page 2

place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

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Contact:

Robert Hult, CFO

Mercury Computer Systems, Inc.

978.967.1990

Challenges Drive Innovation, Ensemble and Echotek are registered trademarks and Application Ready Subsystem and ARS are trademarks of Mercury Computer Systems, Inc. Other product and company names mentioned may be trademarks and/or registered trademarks of their respective holders.

201 Riverneck Road, Chelmsford, Massachusetts 01824-2820 U.S.A. • +1 978.256.1300 • www.mc.com • twitter: @MRCY